UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland		58-0281900
(State or other jurisdiction of	1-14445	(I.R.S. Employer
incorporation or organization)	(Commission File Number)	Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia	30342
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (404) 443-2900

SIGNATURES
EX-99.0 PRESS RELEASE DATED 7/22/03
EX-99.1 PRESS RELEASE DATED 7/22/03

Item 5.       Other Events

      On July 22, 2003, Haverty Furniture Companies, Inc. (“Havertys”) issued a press release announcing a quarterly cash dividend. A copy of the press release is furnished as Exhibit 99.0 hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

      (c)       Exhibits

99.0	Press Release of Haverty Furniture Companies, Inc., dated July 22, 2003.
99.1	Press Release of Haverty Furniture Companies, Inc., dated July 31, 2003.

Item 9.       Regulation FD Disclosure

      On July 31, 2003, Havertys issued a press release regarding its results of operations for the second quarter of 2003, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

      In accordance with the SEC Release No. 33-8216, the information included in this item is being furnished under Item 12, “Results of Operations and Financial Condition”, of Form 8-K.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
(Registrant)

Date: August 1, 2003	By:	/s/ Jenny H. Parker

Jenny H. Parker Vice President, Secretary and Treasurer

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